Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT:	Tripp Donnelly
Wednesday, April 27, 2005		VP, Corporate Communications
(202) 333-0001
tdonnelly@inphonic.com

InPhonic Announces Record First Quarter 2005 Financial Results and Raises Guidance

Reports Revenue of $76.6 million for Q1 2005; up 91% year over year

WASHINGTON, DC, April 27, 2005 — InPhonic, Inc. (NASDAQ: INPC), a leading online seller of wireless services, today reported financial results for its first quarter ended March 31, 2005.

“This was a very strong quarter for InPhonic. We started 2005 by delivering record revenue, exceeding our guidance in all areas including revenues, Adjusted EBITDA and Adjusted EBT per share, and continuing to take advantage of the Internet as the fastest growing means for consumers to purchase products and services,” said David Steinberg, chairman and chief executive officer of InPhonic. “Through the investments we have made this quarter, InPhonic is in an excellent position to deliver both on a top line and the profit goals we’ve set out for 2005.”

Consolidated Financial Results

GAAP Results

•	Revenues were $76.6 million for the first quarter 2005, compared to $40.1 million for the first quarter 2004, an increase of 91% year over year.

•	Net loss was $(7.0) million or $(0.21) per basic and diluted share for the quarter, and included stock-based compensation of $(7.0) million or $(0.21) per basic share and depreciation and amortization of $(1.8) million or $(0.05) per basic and diluted share. This compares to a net loss of $(4.8) million, or $(0.60) per basic and diluted share, for the first quarter 2004, which included stock-based compensation of $(0.2) million or $(0.02) per basic and diluted share and depreciation and amortization of $(1.6) million or $(0.14) per basic and diluted share.

•	General and administrative costs for the quarter were $18.0 million, including stock-based compensation of $6.4 million.

•	Sales and marketing costs for the quarter were $18.4 million, including stock-based compensation of $0.6 million.

•	Cash and marketable securities were $89.7 million at March 31, 2005, compared to $101.0 million at December 31, 2004.

•	Capital expenditures for the quarter totaled $2.1 million, compared to $1.4 million for the first quarter of 2004.

Non-GAAP Results

•	Revenues were $76.6 million for the first quarter 2005, compared with revenues of $38.0 million excluding the effects of the one-time recognition of $2.1 million in revenues for the first quarter 2004 that were previously deferred in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition in Financial Statements, an increase of 102% year over year.

•	Adjusted EBITDA for the quarter was $1.8 million, compared to $(5.0) million for the first quarter 2004, an improvement of $6.8 million year over year.

•	Adjusted Earnings before Taxes (“Adjusted EBT”) of $0.2 million for the quarter, or $0.01 per pro forma diluted share, reflected an improvement of $6.4 million compared with adjusted EBT of $(6.2) million, or $(0.21) per pro forma diluted share for the first quarter 2004.

•	General and administrative costs for the quarter were $11.6 million, excluding stock-based compensation of $6.4 million and was 15% of revenue for the quarter, compared to 25% for the first quarter 2004.

•	Sales and marketing costs for the quarter were $17.8 million, excluding stock-based compensation of $0.6 million and was 23% of revenue for the quarter, compared to 25% for the first quarter 2004.

The components of Adjusted EBITDA and Adjusted EBT are discussed below under “Non-GAAP Financial Measures”.

Operating Highlights

•	Completed acquisition of certain assets of A1 Wireless USA, Inc., one of the largest online activators of wireless devices over the Internet;

•	Acquired substantially all of the assets of VMC Satellite in April 2005, a leading online marketer of digital broadcast satellite services;

•	Entered wireless peripherals market with the launch of wireless accessories product category;

•	Launched Spanish-language MVNO, Viva Liberty(SM), as an extension of its successful wholly-owned subsidiary MVNO, Liberty Wireless;

•	Awarded Wireless Week magazine’s 2005 Retail Strategies Excellence Award; and,

•	Received T-Mobile Internet Partner of the Year and Sprint Newcomer of the Year awards.

Business Outlook

The following business outlook is based on current information and expectations as of April 27, 2005. InPhonic’s business outlook as of today is expected to be available on the Company’s Investor Relations Web site throughout the current quarter. It is currently expected the outlook will not be updated until the release of InPhonic’s next quarterly earnings announcement, notwithstanding subsequent developments; however, InPhonic may update the outlook or any portion thereof at any time.

InPhonic is providing guidance for the second quarter 2005 and increasing guidance for the full year 2005.

Second Quarter 2005 Outlook

•	Revenues are expected to be between $80 million and $82 million. This compares to non-GAAP Revenues of $49.1 million achieved for Q2 2004, excluding the effects of the one-time recognition of $1.0 million in revenues for the second quarter 2004 that were previously deferred in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition in Financial Statements.

•	Adjusted EBITDA is expected to be between $6.0 million and $6.5 million. This compares to Adjusted EBITDA of $0.5 million achieved for Q2 2004, excluding the effects of the one-time recognition of $1.0 million in revenues for the second quarter 2004 that were previously deferred in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition in Financial Statements.

•	Adjusted Earnings before Taxes is expected to be between $0.10 to $0.12 per share. This compares to Adjusted EBT per share of $(0.03) achieved for Q2 2004, excluding the effects of the one-time recognition of $1.0 million in revenues for the second quarter 2004.

Full Year 2005 Outlook

•	Revenues are expected to be between $345 million and $355 million. This compares with our previous guidance for 2005 revenues of between $315 million and $325 million, and compares to non-GAAP Revenues of $204 million achieved for 2004, excluding the effects of the one-time recognition of revenues that were previously deferred in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition in Financial Statements.

•	Adjusted EBITDA is expected to be between $36 million and $37 million. This compares with our previous guidance for Adjusted EBITDA of between $35 million and $36 million and compares to Adjusted EBITDA of $4.4 million achieved for 2004.

•	Adjusted Earnings before Taxes is expected to be between of $0.75 and $0.78 per share. This compares to our previous guidance for Adjusted EBT of between $0.74 and $0.76 per share and compares to Adjusted EBT per share of $(0.04) achieved for 2004.

Forward-Looking Statements

This press release contains forward-looking statements, including, without limitation, all statements related to future financial performance, plans to grow our business and build our brand. Words such as “expect,” “anticipate” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon our current expectations. Forward-looking statements involve risks and uncertainties. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to our fluctuating operating results, seasonality in our business, our ability to acquire products on reasonable terms, our online business model, demand for our products, the strength of our brand, competition, our ability to fulfill orders and other risks detailed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K as of and for the Year ended December 31, 2004. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and InPhonic undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Conference Call

Company management will be holding a conference call to discuss its first quarter 2005 financial results Today, Wednesday, April 27, 2005 after the close of the day’s trading on the NASDAQ Stock Market. InPhonic will host a conference call, open to the general public, at 5:00 PM Eastern Time to discuss financial results and provide a Company update.

The conference call can be accessed by the following:

•	800-819-9193 (Domestic) or 913-981-4911 (International); passcode 5041038.

•	The replay will be available through May 6, 2005 by dialing 888-203-1112 (Domestic) or 719-457-0820 (International); passcode 5041038.

•	The Company will also audio web cast the call.

•	A link to the audio web cast will be available on the Company’s website at www.inphonic.com in the Investor Relations section.

•	More call information and an audio archive following the call will be available on the Company’s website at www.inphonic.com in the Investor Relations section.

•	Individual investors can listen to the call at www.earnings.com, Thomson/CCBN’s individual investor portal.

•	Institutional investors can access the call via the password-protected event management site, www.streetevents.com.

Non-GAAP Financial Measures

To supplement the Company’s unaudited consolidated financial statements, which are presented in accordance with GAAP, InPhonic uses Non-GAAP measures of certain components of financial performance, including Non-GAAP earnings before interest, taxes, depreciation and amortization, stock-based compensation, and non-recurring restructuring costs (“Adjusted EBITDA”) and Non-GAAP net income per diluted share excluding stock-based compensation, depreciation and amortization related to acquisitions and non-recurring restructuring costs.

Adjusted EBITDA – Earnings before interest, taxes, depreciation and amortization adjusted for stock-based compensation and non-recurring restructuring costs.

Adjusted EBT – Net Income (loss) excluding stock-based compensation, interest and depreciation and amortization related to acquisitions and non-recurring restructuring costs.

Adjusted EBT per pro forma diluted share – per share value of Adjusted EBT on fully-diluted basis.

The Company believes that the presentation of Adjusted EBITDA, Adjusted EBT and Adjusted EBT per pro forma diluted share provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. The Company believes when GAAP net income and GAAP net income per share are viewed in conjunction with these Non-GAAP measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, the Company’s management uses these measures for reviewing our financial results.

These measures should be considered in addition to results prepared in accordance with U.S. generally accepted accounting principles, but should not be considered a substitute for, or superior to, GAAP results. The Company has reconciled Non-GAAP financial measures included in this press release to the nearest GAAP measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these Non-GAAP financial measures to their most directly comparable GAAP financial measure.

About InPhonic

Headquartered in Washington, D.C., InPhonic, Inc. (NASDAQ: INPC) is a leading online seller of wireless services and products. InPhonic sells these services and devices, and provides world-class customer service through websites that it creates and manages for online businesses, national retailers, member-based organizations and associations under their own brands. InPhonic also operates Wirefly, a leading mobile phones and wireless plans comparison site that was awarded “Best of the Web” by Forbes magazine in 2004. Today, InPhonic owns and operates Liberty Wireless, a leading MVNO and can deliver a full range of mobility solutions to enterprise clients through its Mobile Virtual Network Enablement (MVNE) platform. In 2004, InPhonic was selected #1 company of the year on the Inc. 500 – Inc. Magazine’s list of the fastest-growing privately held companies in the United States. More recently, InPhonic was named T-Mobile’s Internet Partner of the Year for 2004. For more information on the company, its products and services, visit the InPhonic Corporate Web site at www.inphonic.com.

“Safe Harbor” Statement - Under the Private Securities Litigation Reform Act of 1995, this press release may contain forward-looking statements that involve risks and uncertainties, including, but not limited to, risks relating to the Company’s ability to achieve the revenues, Adjusted EBITDA and Adjusted EBT guidance . Important factors, which could cause actual operating results to differ materially from those in the forward-looking statements, are detailed in filings with the Securities and Exchange Commission made from time to time by the Company. This press release and statements are current as of the date of the individual announcements and the Company undertakes no obligation to publicly release any revisions to any forward-looking statement to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

INPHONIC, INC. & SUBSIDIARIES

Unaudited Condensed Consolidated Statement of Operations

(in thousands, except per share and share amounts)

	Three Months Ended March 31,
	2004	2005
Revenues:
Activations and services	$33,422	$57,242
Equipment	6,654	19,365

Total revenues	40,076	76,607

Cost of revenues, excluding depreciation and amortization
Activation and services	6,029	5,337
Equipment	16,947	40,097

Total cost of revenues	22,976	45,434

Operating expenses:
General and administrative expenses, excluding depreciation and amortization	10,143	17,994
Sales and marketing expenses, excluding depreciation and amortization	10,020	18,406
Depreciation and amortization	1,609	1,777
Restructuring and severance costs	—	264

Total operating expenses	21,772	38,441

Loss from operations	(4,672)	(7,268)

Other income (expense):
Interest income	65	482
Interest expense	(177)	(208)

Total other expense	(112)	274

Net loss	(4,784)	(6,994)
Preferred stock dividends and accretion to preferred redemption value	(2,115)	—

Net loss attributable to common stockholders	$(6,899)	$(6,994)

Basic and diluted net loss per share	$(0.60)	$(0.21)

Basic and diluted weighted average shares outstanding	11,547,514	32,901,398

	Three-Months Ended March 31,
	2004	2005
Stock-based compensation is allocated as follows:
General and Administrative	$206	$6,361
Sales and Marketing	18	643

Total stock-based compensation	$224	$7,004

SEGMENT REVENUES

	Three Months Ended March 31,
	2004	2005
Revenue:
Wireless activation and services	$25,573	$65,531
MVNO services	12,520	9,646
Data services	1,983	1,430

Total revenues	$40,076	$76,607

Cost of revenues, excluding depreciation and amortization:
Wireless activation and services	$14,612	$38,950
MVNO services	7,692	6,227
Data services	672	257

Total cost of revenues	$22,976	$45,434

INPHONIC, INC & SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in thousands, except share amounts)

	December 31, 2004	March 31, 2005
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	100,986	84,776
Short-term Investments	—	4,967
Accounts receivable, net	19,039	29,014
Inventory, net	10,860	15,989
Prepaid expenses	11,434	2,050
Deferred costs and other current assets	2,391	2,588

Total current assets	144,710	139,384
Restricted cash and cash equivalent	500	500
Property and equipment, net	5,975	6,790
Goodwill	9,479	19,740
Intangible assets, net	1,490	5,745
Deposits and other assets	1,635	1,784

Total assets	163,789	173,943

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	16,922	20,309
Accrued expenses and other liabilities	23,502	22,376
Short term capital lease	279	238
Deferred revenue	10,723	14,426

Total current liabilities	51,426	57,349
Long term capital lease	261	222

Total liabilities	51,687	57,571

Stockholders’ equity:
Common stock, $0.01 par value
Authorized 200,000,000 shares at December 31, 2004 and March 31, 2005; issued and outstanding 32,252,573 and 33,017,626 shares at December 31, 2004 and March 31, 2005, respectively;	324	332
Additional paid-in capital	238,241	249,497
Accumulated deficit	(126,463)	(133,457)

Total stockholders’ equity	112,102	116,372

Total liabilities and stockholders’ equity	163,789	173,943

INPHONIC, INC & SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

Three Months Ended March 31,
2005
(unaudited)
Cash flows from operating activities:
Net loss	(6,994)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	1,777
Non-cash interest expense, net	162
Stock-based compensation	7,004
Changes in operating assets and liabilities, net of assets and liabilities received from business acquisition:
Accounts receivable	(9,975)
Inventory	(2,304)
Prepaid expenses	(1,316)
Deferred costs & other assets	508
Accounts payable	3,387
Accrued expenses and other liabilities	(4,112)
Deferred revenue	3,703

Net cash used in operating activities	(9,176)

Cash flows from investing activities:
Net cash paid for acquisitions	(354)
Note receivable from stockholder	—
Net purchase of short-term investments	(4,967)
Capitalized expenditures	(2,078)

Net cash used in investing activities	(7,399)

Cash flows from financing activities:
Principal repayments on debt	(80)
Proceeds from exercise of warrants and options	647
Capitalized costs of initial public offering	(202)

Net cash provided by financing activities	365

Net decrease in cash and cash equivalents	(16,210)
Cash and cash equivalents at December 31, 2004	100,986

Cash and cash equivalents at March 31, 2005	84,776

Reconciliation of non-GAAP measures to the nearest comparable GAAP measures

(Unaudited, in millions)

Non-GAAP revenues:

	Three months ended March 31, 2004			Three months ended March 31, 2005
	Actual	Adjustments	Non-GAAP Results	Actual	Adjustments	Non-GAAP Results
Revenues	$40.1	$(2.1)(a)	$38.0	$76.6	$—	$76.6

The following table reconciles non-GAAP Q2 2004 measures, which are used only for comparative purposes against Q2 2005 Guidance:

	Three months ended June 30, 2004
	Actual	Adjustments	Non-GAAP Results
Revenues	$50.1	$(1.0)(b)	$49.1

(a)	One-time recognition of $2.1 million in revenues that were deferred prior to Q1 2004 in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition in Financial Statements.

(b)	One-time recognition of $1.0 million in revenues that were deferred prior to Q2 2004 in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition in Financial Statements.

Reconciliation of non-GAAP measures to the nearest comparable GAAP measures

(Unaudited, in millions)

Adjusted EBITDA:

	Three-Months Ended
	March 31, 2004		March 31, 2005
Net income (loss)	$(4.8)		$(7.0)
Non-recurring revenue adjustment	(2.1	)(b)	—
Add Back:
Net interest and other expense (income)	0.1		(0.3)
Taxes	—		—
Stock-based compensation	0.2		7.0
Restructuring and severance costs	—		0.3 (a)
Depreciation and amortization	1.6		1.8

Adjusted EBITDA:	$(5.0)		$1.8

The following table reconciles non-GAAP Q2 2004 measures, which are used only for comparative purposes against Q2 2005 Guidance:

	Three-Months Ended
	June 30, 2004
Net income (loss)	$(2.9)
Non-recurring revenue adjustment	$(1.0	)(c)
Add Back:
Net interest and other expense (income)	0.1
Taxes	—
Stock-based compensation	2.7
Loss on investment	0.2
Depreciation and amortization	1.4

Non-GAAP EBITDA	$0.5

(a)	Restructuring costs related to the integration of A-1 Wireless USA, Inc and the related restructuring of the Company's workforce of $0.15 million and severance costs of $0.11 million.

(b)	One-time recognition of $2.1 million in revenues that were previously deferred in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition in Financial Statements.

(c)	One-time recognition of $1.0 million in revenues that were previously deferred in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition in Financial Statements.

Reconciliation of non-GAAP measures to the nearest comparable GAAP measures

(Unaudited, in millions except share and per share amounts)

Non-GAAP EBT:

	Three-Months Ended
	March 31, 2004		March 31, 2005
Net income (loss)	$(4.8)		$(7.0)
Non-recurring revenue adjustment	(2.1	)(b)	—
Add Back:
Net interest and other expense (income)	0.1		(0.3)
Taxes	—		—
Stock-based compensation	0.2		7.0
Restructuring and severance costs	—		0.3 (a)
Depreciation and amortization of acquisitions	0.4		0.2

Non-GAAP EBT	$(6.2)		$0.2

EBT per share	$(0.21)		$0.01

Basic Weighted Average Shares	11,547,514		32,901,398
Add: Diluted shares	18,289,896		8,130,260
Weighted Average Diluted Shares	29,837,410		41,031,658

Diluted shares used in per share calculation	29,837,410		41,031,658

The following table reconciles non-GAAP Q2 2004 measures, which are used only for comparative purposes against Q2 2005 Guidance:

	Three-Months Ended
	June 30, 2004
Net income (loss)	$(2.9)
Non-recurring revenue adjustment	$(1.0	)(c)
Add Back:
Net interest and other expense (income)	0.1
Taxes	—
Stock-based compensation	2.7
Depreciation and amortization of acquisitions	0.3

Non-GAAP EBT	$(0.8)

EBT per share	$(0.03)

Basic Weighted Average Shares	11,576,364
Add: Diluted shares	20,187,038
Weighted Average Diluted Shares	31,763,402

Diluted shares used in per share calculation	31,763,402

(a)	Restructuring costs related to the integration of A-1 Wireless USA, Inc and the related restructuring of the Company’s workforce of $0.15 million and severance costs of $0.11 million.

(b)	One-time recognition of $2.1 million in revenues that were previously deferred in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition in Financial Statements.

(c)	One-time recognition of $1.0 million in revenues that were previously deferred in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition in Financial Statements.